                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      December 16, 1998
                                                 ------------------------------


                                 ISS GROUP, INC.
-------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         Delaware                       0-23655                  58-2362189
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)


6600 Peachtree-Dunwoody Road, Embassy Row, Bldg. 300, Ste. 500,
Atlanta, GA                                                            30328
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Company's telephone number, including area code:          (678) 443-6000
                                                -------------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 6, 1998 the Registrant acquired March Information Systems, a corporation organized under the laws of England and Wales ("March"), by the acquisition (the "March Acquisition") of all the issued and outstanding capital stock of March. The March Acquisition was effected pursuant to a Stock Purchase Agreement ("the Agreement") dated October 6, 1998, by and between the Registrant, March and its shareholders.

         Additional information regarding the acquisition is presented in the Registrant's previously filed Current Report of Form 8-K, dated October 20, 1998.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. In accordance with Item 7(a) of Form 8-K, the requisite financial statements are filed in Exhibit 99.1

         (b) Pro Forma Financial Information. In accordance with the requirements of Item 7(b) of Form 8-K, the requisite pro forma financial information is filed in Exhibit 99.2

         (c)      Exhibits.

                  23.1     Consent of Independent Auditors

                  99.1 Consolidated Financial Statements of March Information Systems Limited as of March 31, 1998 and 1997 and for the years then ended and as of September 30, 1998 (unaudited) and for the six months ended September 30, 1998 and 1997 (unaudited).

                  99.2 Pro Forma Financial Information as of September 30, 1998 and for the year ended December 31, 1997 and the nine months ended September 30, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ISS GROUP, INC.


Dated:   December 16, 1998                     By: /S/ Richard Macchia
                                                  -----------------------------
                                                  Richard Macchia
                                                  Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number
-------

23.1     Consent of Independent Auditors

99.1 Consolidated Financial Statements of March Information Systems Limited as of March 31, 1998 and 1997 and for the years then ended and as of September 30, 1998 (unaudited) and for six months ended September 30, 1998 and 1997 (unaudited).

99.2 Pro Forma Financial Information as of September 30, 1998 and for the year ended December 31, 1997 and the nine months ended September 30, 1998.